United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2019

BiomX Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Pinhas Sapir St., Floor 2 Ness Ziona, Israel		7414002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: +972 723942377

Chardan Healthcare Acquisition Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Warrant entitling the holder to receive one half share of Common Stock	PHGE.U	NYSE American
Shares of Common Stock, $0.0001 par value, included as part of the Units	PHGE	NYSE American
Warrants included as part of the Units	PHGE.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

i

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This current report on Form 8-K (this “Form 8-K”), including the documents incorporated herein by reference, contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, with respect to our disclosure concerning our operations, cash flows and financial position and all other statements that do not relate to historical facts.

Forward-looking statements include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Words or phrases such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “will” or similar words or phrases, or the negatives of those words or phrases, may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. You should carefully read the risk factors described in “Risk Factors” herein and in the documents incorporated herein by reference for a description of certain risks that could, among other things, cause our actual results to differ from these forward-looking statements.

Forward-looking statements are based on our current beliefs and expectations of future events or future results and involve risks and uncertainties that are difficult to predict and subject to change. The risks and uncertainties include, but are not limited to:

•	our limited operating history;
•	the ability to generate revenues, and raise sufficient financing to meet working capital requirements;
•	the unpredictable timing and cost associated with our approach to developing product candidates using phage technology;
•	the U.S. Food and Drug Administration’s (“FDA’s”) classification of our BX001 product candidate as a drug or cosmetic and the impact of changing regulatory requirements on our ability to develop and commercialize BX001;
•	obtaining FDA acceptance of any non-U.S. clinical trials of product candidates;
•	the ability to pursue and effectively develop new product opportunities and acquisitions and to obtain value from such product opportunities and acquisitions;
•	results from preclinical studies of BiomX’s product candidates BX001 and BX002 may not be predictive of the results of clinical trials or later stage clinical development;
•	the selected bacterial targets BiomX’s phage therapies eradicate may not result in a clinically meaningful effect on the underlying disease;
•	the time and cost development for our approach of developing product candidates using phage technology may be difficult to predict, and to BiomX’s knowledge, no bacteriophage has thus far been sold as a cosmetic or approved as a drug in the United States or in the European Union;
•	penalties and market withdrawal associated with any unanticipated problems with product candidates and failure to comply with labeling and other restrictions;
•	expenses associated with our compliance with ongoing regulatory obligations and successful continuing regulatory review;
•	market acceptance of our product candidates and ability to identify or discover additional product candidates;
•	our ability to obtain high titers for specific phage cocktails necessary for preclinical and clinical testing;
•	the availability of specialty raw materials;
•	the ability of our product candidates to demonstrate requisite safety and tolerability for cosmetics, safety and efficacy for drug products, or safety, purity and potency for biologics without causing adverse effects;
•	the success of expected future advanced clinical trials of our product candidates;
•	the ability to obtain required regulatory approvals;

•	the ability to enroll patients in clinical trials and achieve anticipated development milestones when expected;
•	delays in developing manufacturing processes for our product candidates;
•	competition from similar technologies, products that are more effective, safer or more affordable than our product candidates or products that obtain marketing approval before our product candidates;
•	the impact of unfavorable pricing regulations, third-party reimbursement practices or health care reform initiatives on our ability to sell product candidates or therapies profitably;
•	protection of our intellectual property rights and compliance with the terms and conditions of current and future licenses with third parties;
•	infringement on the intellectual property rights of third parties and claims for remuneration or royalties for assigned service invention rights;
•	the ability to acquire, in-license or use proprietary rights held by third parties necessary to our product candidates or future development candidates;
•	ethical, legal and social concerns about synthetic biology and genetic engineering that may adversely affect market acceptance of our product candidates;
•	reliance on third-party collaborators;
•	the ability to manage the growth of the business;
•	the ability to attract and retain key employees or to enforce the terms of noncompetition agreements with employees;
•	the failure to comply with applicable laws and regulations;
•	potential security breaches, including cybersecurity incidents;
•	political, economic and military instability in the State of Israel;
•	costs associated with being a public company; and
•	other factors, including those factors described in the section entitled “Risk Factors” in Item 2.01 below, and in CHAC’s definitive proxy statement dated September 23, 2019 and Supplement No. 1 to the proxy statement dated October 10, 2019 (the “Definitive Proxy Statement”), which is incorporated herein by reference.

Actual results may differ materially from those expressed or implied by forward-looking statements. The information contained in this Form 8-K and the documents incorporated herein by reference is current only as of the date of that information. All forward-looking statements included in such documents are based upon information available at the time such statements are made, and we assume no obligation to update any forward-looking statements.

INTRODUCTORY NOTE

On October 28, 2019 (the “Closing Date”), the Registrant consummated the previously announced business combination (the “Business Combination”) following a special meeting of stockholders held on October 23, 2019 (the “Special Meeting”) where the stockholders of Chardan Healthcare Acquisition Corp., a Delaware corporation which, immediately following the consummation of the Business Combination, became known as “BiomX Inc.” (the “Company”, and prior to the consummation of the Business Combination, sometimes referred to as “CHAC”), considered and approved, among other matters, a proposal to adopt that certain Merger Agreement (the “Merger Agreement”), dated as of July 16, 2019 and amended as of October 11, 2019, by and among (i) the Company; (ii) CHAC Merger Sub Ltd., an Israeli company (“Merger Sub”), (iii) BiomX Ltd., an Israeli company (“BiomX”), and (iv) Shareholder Representative Services LLC (the “SRS”), solely in its capacity as the Shareholders’ Representative thereunder.

Pursuant to the Merger Agreement, among other things, Merger Sub merged with and into BiomX, with BiomX continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger” and the “Surviving Company”). The Merger became effective on October 28, 2019 (the “Effective Time”).

At the Effective Time, all of the issued and outstanding shares and other equity interests in and of BiomX immediately prior to the consummation of the Business Combination were canceled, and, in consideration therefor, CHAC issued (or reserved for issuance) 16,625,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) or options or warrants to purchase Common Stock to BiomX security holders. Additional shares of Common Stock have been reserved for issuance in respect of options to purchase ordinary shares of BiomX that are issued, outstanding and unvested immediately prior to the Effective Time.

In addition to the consummation of the Business Combination, at the closing of the Business Combination (the “Closing”):

1.	Certain of the Company’s public stockholders sold an aggregate of 2,000,000 shares of Common Stock to certain BiomX shareholders at a price of $10.00 per share. In addition, CHAC paid such selling stockholders an amount equal to the difference between the redemption price per share at the Closing minus $10.00 per share. In addition, certain of the Company’s public stockholders sold an aggregate of 289,754 shares of Common Stock to certain BiomX shareholders at a price of $10.35 per share (including 19,391 shares of Common Stock expected to be sold after the Closing). In addition, CHAC also agreed to issue such BiomX shareholders the number of additional shares specified below in the aggregate, subject to the achievement of the conditions following the Closing:

a.	If the daily volume weighted average price of a share of Common Stock in any 20 trading days within a 30 trading day period prior to January 1, 2022 is greater than or equal to $16.50 per share, then the Company shall issue 2,000,000 shares of Common Stock.

b.	If the daily volume weighted average price of a share of Common Stock in any 20 trading days within a 30 trading day period prior to January 1, 2024 is greater than or equal to $22.75 per share, then the Company shall issue 2,000,000 shares of Common Stock.

c.	If the daily volume weighted average price of a share of Common Stock in any 20 trading days within a 30 trading day period prior to January 1, 2026 is greater than or equal to $29.00 per share, then the Company shall issue 2,000,000 shares of Common Stock.

2.	Certain third parties purchased 1,234,908 shares of Common Stock from certain CHAC public stockholders.

Pursuant to the Merger Agreement, 1,506,906 shares (the “Escrow Shares”) were deposited into an escrow account (the “Escrow Account”) to serve as security for, and the exclusive source of payment of, the Company’s indemnity rights under the Merger Agreement.

As a result of the Business Combination, the Sellers, as the former shareholders of BiomX, became the controlling shareholders of the Company, now owning approximately 77% of the outstanding shares and vested securities of Common Stock, and BiomX became a wholly-owned subsidiary of the Company. The Business Combination was accounted for as a “reverse merger” in accordance with accounting principles generally accepted in the United States of America. For accounting purposes, BiomX is considered to be acquiring CHAC in this transaction. Therefore, for accounting purposes, the Business Combination will be treated as the equivalent of a capital transaction in which BiomX is issuing stock for the net assets of CHAC. The net assets of CHAC will be stated at historical cost, with no goodwill or other intangible assets recorded. The post-acquisition financial statements of CHAC will show the consolidated balances and transactions of CHAC and BiomX as well as comparative financial information of BiomX (the acquirer for accounting purposes).

Prior to the Business Combination, we were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). As a result of the Business Combination, we have ceased to be a “shell company” and will continue the existing business operations of BiomX as a publicly traded company under the name “BiomX Inc.”

As used in this Form 8-K henceforward, unless otherwise stated or the context clearly indicates otherwise, the terms the “Registrant,” “Company,” “we,” “us” and “our” refer to BiomX Inc., and its subsidiaries at and after the Closing, giving effect to the Business Combination.

Item 1.01.	Entry into a Material Definitive Agreement.

The information contained in Item 2.01 below is incorporated herein by reference.

Registration Rights Agreement

Upon Closing, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with certain shareholders of BiomX.

Under the Registration Rights Agreement, the shareholders were granted registration rights that obligate the Company to register for resale under the Securities Act of 1933, as amended (the “Securities Act”), all or any portion of the shares of common stock issued as consideration in the Business Combination (the “Registrable Securities”) on or after the six-month anniversary of the Closing upon the demand of the holders of 25% of the Registrable Securities; provided that the Company shall not be obligated to effect more than an aggregate of two demands for registration under the Registration Rights Agreement.

In addition, if at any time on or after the Closing, the Company proposes to file a registration statement under the Securities Act with respect to an offering of equity securities (or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities), the Company shall give written notice of such proposed filing to the holders of the Registrable Securities and offer them an opportunity to register the sale of such number of Registrable Securities as such holders may request in writing, subject to the rights of other persons having registration rights with respect to shares of Common Stock pursuant to written contractual piggy-back registration rights and customary cut-backs.

In addition, subject to certain exceptions, the holders of the Registrable Securities are entitled under the Registration Rights Agreement to request in writing that the Company register the resale of any or all of such Registrable Securities on Form S-3 or any similar short-form registration that may be available at such time.

The Company agrees to use its best efforts to effect the registration and sale of such Registrable Securities as expeditiously as possible.

Under the Registration Rights Agreement, the Company agreed to indemnify the holders of Registrable Securities and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents and control persons from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact in any registration statement or prospectus pursuant to which the sale of such Registrable Securities is registered under the Securities Act, unless such liability arises from any untrue statement or allegedly untrue statement or omission or alleged omission made in such registration statement or prospectus in reliance upon and in conformity with information furnished to the Company by such selling holder expressly for use therein. Each selling holder of Registrable Securities, including Registrable Securities in any registration statement or prospectus, agreed to indemnify the Company and certain persons or entities related to the Company, such as its officers and directors and underwriters, against all losses caused by their misstatements or omissions in those documents.

The Registration Rights Agreement is filed with this Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Registration Rights Agreement.

Escrow Agreement

On October 28, 2019, the Company entered into an escrow agreement (the “Escrow Agreement”) with the SRS and Continental Stock Transfer & Trust Company, as escrow agent (the “Escrow Agent”). Pursuant to the Escrow Agreement and the Merger Agreement, the Escrow Shares were deposited in the Escrow Account to serve as security for, and the exclusive source of payment of, the Company’s indemnity rights under the Merger Agreement.

The Escrow Agreement is filed with this Form 8-K as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Escrow Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Escrow Agreement.

Voting Agreement

On October 28, 2019, we entered into a voting agreement (the “Voting Agreement”) with certain CHAC founders and BiomX security holders which provides that for a period of two years following the Closing, the parties agree to vote:

•	in favor of two members of the Board of Directors to be selected by Chardan Investments, LLC;
•	in favor of five members of the Board of Directors to be selected by SRS; and
•	in favor of maintaining the size of the Board of Directors at seven.

The Voting Agreement is filed with this Form 8-K as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the Voting Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Voting Agreement.

Waiver Agreement

On October 28, 2019, the Company entered into a waiver agreement (the “Waiver Agreement”) whereby the parties to the Merger Agreement waived the requirement pursuant Section 9.8(b)(ii), 10.2(h)(ii) and 10.3(h)(ii) of the Merger Agreement that the balance of available funds contained in the Escrow Account immediately following the Closing equals or exceeds $3,000,000, provided that the balance of the Escrow Account immediately following the Closing equals or exceeds $2,798,250. In addition, the Company waived the closing condition pursuant to Section 10.3(f) of the Merger Agreement requiring that the aggregate amount of indebtedness, expenses and other liabilities of CHAC that remain unpaid prior to the Closing is less than $1,000,000.

The Waiver Agreement is filed with this Form 8-K as Exhibit 10.11 and is incorporated herein by reference. The foregoing description of the Waiver Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Waiver Agreement.

Cornix Purchase Agreement

On October 28, 2019, CHAC entered into a purchase agreement (the “Cornix Purchase Agreement”) with Cornix LLC (“Cornix”), an affiliate of Chardan Capital Markets LLC, wherein Cornix agreed to purchase $300,000 shares of Common Stock within three months of the date of the Cornix Purchase Agreement, and until the earlier of six months from the date of the last purchase of such shares and the date that the closing price of the Common Stock has been in excess of $15.00 per share for three consecutive trading days, Cornix agreed that it will not offer for sale, sell, pledge, grant any option to purchase or otherwise dispose of such shares.

The Cornix Purchase Agreement is filed with this Form 8-K as Exhibit 10.12 and is incorporated herein by reference. The foregoing description of the Cornix Purchase Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Cornix Purchase Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

THE MERGER AND RELATED TRANSACTIONS

The disclosure set forth under “Introductory Note” above is incorporated in this Item 2.01 by reference. The material terms and conditions of the Merger Agreement and its related agreements are described on pages 102 to 105 of CHAC’s Definitive Proxy Statement in the section entitled “The Merger Agreement,” which is incorporated herein by reference.

BUSINESS

The business of the Company after the Business Combination is described in Definitive Proxy Statement in the section entitled “BiomX Ltd.’s Business” beginning on page 136, including in the section entitled “BiomX Ltd.’s Business—Facilities” beginning on page 172, and in the section entitled “Government Regulation” beginning on page 173, and that information is incorporated herein by reference.

RISK FACTORS

The risks associated with the Company’s business are described in the Definitive Proxy Statement in the section entitled “Risk Factors” beginning on page 15 and are incorporated herein by reference.

SELECTED FINANCIAL DATA

The disclosure contained in the Definitive Proxy Statement in the section entitled “Selected Historical Consolidated Financial and Operating Data of BiomX Ltd.” beginning on page 115 is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The disclosure contained in the Definitive Proxy Statement in the section entitled “Management’s Discussion And Analysis of Financial Condition And Results of Operations of BiomX” beginning on page 117 is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of the Closing (taking in account of the redemption in connection with the Business Combination and automatic exchange of rights into Common Stock at the Closing), based on information obtained from the persons named below, with respect to the beneficial ownership of our Common Stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock;
●	each of our executive officers and directors that beneficially owns our Common Stock; and
●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Common Stock beneficially owned by them. As of the Closing, we had 22,835,153 shares of Common Stock issued and outstanding.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
Chardan Investments, LLC(2)	4,607,500	17.9%
Takeda Pharmaceutical Company Limited Takeda Ventures, Inc.(3)	2,470,935	10.8%
OrbiMed Advisors Israel Limited OrbiMed Israel GP Ltd. OrbiMed Israel Partners, Limited Partnership(4)	2,290,490	10.0%
Johnson & Johnson Innovation – JJDC, Inc.(5)	2,133,402	9.3%
Jonathan Solomon(6)	326,440	1.4%
Assaf Oron(7)	137,809	*
Sailaja Puttagunta(8)	45,985	*
Merav Bassan	0	0
Inbar Gahali-Sass(9)	20,692	*
Myriam Golembo(10)	26,610	*
Uri Ben-Or	0	0
Russell Greig	0	0
Gbola Amusa(11)	527,862	2.3%
Yaron Breski	0	0
Erez Chimovits	0	0
Jonas Grossman(12)	4,607,500	17.9
Robbie Woodman	0	0

All directors and officers as a group (Post-Business Combination) (13 persons)	5,692,898	20.0%

*	Less than 1%.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o BiomX Ltd., 7 Pinhas Sapir St., Floor 2, Ness Ziona 7414002, Israel.
(2)	Represents 1,707,500 shares of Common Stock held by Chardan Investments, LLC and warrants to purchase 2,900,000 shares of Common Stock held by Mount Wood, LLC, which owns approximately 67.96% of Chardan Investments, LLC. Jonas Grossman, a member of our Board of Directors is the managing member of each of Chardan Investments, LLC and Mountain Wood, LLC, and thereby has sole voting and dispositive power over such shares. The business address of each of the foregoing is c/o Chardan Healthcare Acquisition Corp., 17 State Street, 21st Floor, New York, NY 10004.

(3)	The business address of Takeda Ventures, Inc. (“Takeda Ventures”) is 435 Tasso Street, Suite 300, Palo Alto, CA 94301 USA. Takeda Ventures is a wholly-owned direct subsidiary of Takeda Pharmaceuticals U.S.A., Inc. (“Takeda USA”). Takeda Pharmaceuticals International AG and Takeda Pharmaceutical Company Limited together own 100% of Takeda USA. Takeda Pharmaceuticals International AG is a wholly-owned direct subsidiary of Takeda Pharmaceutical Company Limited. As a result, Takeda Pharmaceutical Company Limited may be deemed to have voting and investment power over all of the shares of Common Stock held by Takeda Ventures, and Takeda Pharmaceutical Company Limited may be deemed to be the indirect beneficial owner of the shares held by Takeda Ventures.
(4)	Represents 1,649,151 shares of Common Stock held directly by OrbiMed Israel Partners, Limited Partnership (“OIP LP”) and 641,339 shares of Common Stock held directly by OrbiMed Israel Incubator L.P. (“OII LP”). 89 Medinat Hayehudim St., Building E, Herzliya 4614001 Israel. OrbiMed Israel BioFund GP Limited Partnership (“BioFund GP LP”) is the general partner of each of OIP LP and OII LP, and OrbiMed Israel GP Ltd. (“Israel GP”) is the general partner of BioFund GP LP. OrbiMed Advisors Israel Limited (“Advisors Israel Ltd”) is the majority shareholder of Israel GP. As a result, Advisors Israel Ltd and Israel GP may be deemed to have shared voting and investment power over all of the shares of Common Stock held by each of OIP LP and OII LP, and both Advisors Israel Ltd and Israel GP may be deemed to directly or indirectly, including by reason of their mutual affiliation, to be the beneficial owners of the shares held by each of OIP LP and OII LP. Advisors Israel Ltd exercises this investment power through an investment committee comprised of Carl L. Gordon, Jonathan T. Silverstein, Nissim Darvish, Anat Naschitz, and Erez Chimovits, each of whom disclaims beneficial ownership of the shares held by OIP LP and OII LP.

(5)	The address for Johnson & Johnson Innovation-JJDC, Inc. (“JJDC”) is 410 George Street, New Brunswick, New Jersey 08901. JJDC has voting and dispositive power over 2,133,402 shares of common stock.
(6)	Amount represents 326,440 options that will be exercisable within 60 days of the Closing Date.
(7)	Amount represents 137,809 options that will be exercisable within 60 days of the Closing Date.
(8)	Amount represents 45,985 options that will be exercisable within 60 days of the Closing Date.
(9)	Amount represents 20,692 options that will be exercisable within 60 days of the Closing Date.
(10)	Amount represents 26,610 options that will be exercisable within 60 days of the Closing Date.
(11)	Represents 251,672 shares of Common Stock and warrants to purchase 276,190 shares of Common Stock. Mr. Amusa’s business address is c/o Chardan Healthcare Acquisition Corp., 17 State Street, 21st Floor, New York, NY 10004.
(12)	See note (2) above regarding shares beneficially owned by Jonas Grosssman.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Following the Closing, the Board of Directors of the combined company was reconstituted and is now comprised of seven members, classified into three classes, each comprising as nearly as possible one-third of the directors to serve three-year terms. As Class I directors, each of Yaron Breski, Erez Chimovits and Robbie Woodman will serve until the 2020 annual meeting; as Class II directors, each of Gbola Amusa and Jonas Grossman will serve until the 2021 annual meeting; and as Class III directors, each of Russell Greig and Jonathan Solomon will serve until the 2022 annual meeting, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

The Company’s directors and executive officers are:

Name	Age	Position
Jonathan Solomon	42	Chief Executive Officer and Director
Assaf Oron	44	Chief Business Officer
Sailaja Puttagunta	51	Chief Medical Officer
Merav Bassan	54	Chief Development Officer
Inbar Gahali-Sass	46	Vice President of Platform Research & Development
Myriam Golembo	54	Vice President of Development
Uri Ben-Or(1)	49	Interim Chief Financial Officer
Russell Greig	67	Director and Chairman of the Board
Gbola Amusa	45	Director
Yaron Breski	41	Director
Erez Chimovits	55	Director
Jonas Grossman	45	Director
Robbie Woodman	41	Director

(1)	Sigal Fattal, Chief Financial Officer of BiomX, resigned from her role as the Chief Financial Officer, effective upon the consummation of the Business Combination, and remains employed by BiomX as a consultant to the Chief Executive Officer. The Board of Directors appointed Mr. Uri Ben-Or to join the Company as its Interim Chief Financial Officer, effective October 30, 2019.

Jonathan Solomon has served as the Chief Executive Officer and as a director of the Company since October 2019. Mr. Solomon served as Chief Executive Officer and director of BiomX from May 2017 to October 2019, and from February 2016 to May 2017, he served as a director of BiomX. From July 2007 to December 2015, Mr. Solomon was a co-founder, President, and Chief Executive Officer of ProClara Biosciences Inc. (formerly NeuroPhage Pharmaceuticals Inc.), a biotechnology company pioneering an approach to treating neurodegenerative diseases. Prior to joining ProClara, he served for ten years in a classified military unit of the Israeli Defense Forces. Mr. Solomon holds a B.Sc. magna cum laude in Physics and Mathematics from the Hebrew University, an M.Sc. summa cum laude in Electrical Engineering from Tel Aviv University, and an M.B.A. with honors from the Harvard Business School.

Assaf Oron has served as the Chief Business Officer of the Company since October 2019. Mr. Oron served as Chief Business Officer of BiomX from January 2017 to October 2019. Prior to this position, he served in various roles at Evogene Ltd., an agriculture biotechnology company, which utilizes a proprietary integrated technology infrastructure to enhance seed traits underlying crop productivity, from March 2006 to December 2016, including Executive Vice President of Strategy and Business Development and Executive Vice President of Corporate Development. Prior to joining Evogene, Mr. Oron served as Chief Executive Officer of ChondroSite Ltd., a biotechnology company that develops engineered tissue products in the field of orthopedics and as a senior project manager and strategic consultant at Israeli management consulting company POC Ltd. Mr. Oron holds an M.Sc. in Biology (bioinformatics) and a B.Sc. in Chemistry and Economics, both from Tel Aviv University.

Dr. Sailaja Puttagunta M.D. has served as the Chief Medical Officer of the Company since October 2019. Dr. Puttagunta served as the Chief Medical Officer of BiomX from December 2018 to October 2019. Prior to joining BiomX, Dr. Puttagunta served as Vice President, Development at Iterum Therapeutics plc, a clinical stage pharmaceutical company developing antibiotics against multi-drug resistant pathogens, from January 2016 to December 2018. Prior to Iterum, Dr. Puttagunta served as VP, Medical Affairs for Anti-infectives at pharmaceutical company Allergan plc from January 2015 to January 2016 and was the Vice President of Development and Medical Affairs from August 2014 to December 2014 and the Executive Director of Clinical and Medical Affairs from June 2012 through July 2014 at pharmaceutical company Durata Therapeutics, Inc., an innovative pharmaceutical company focused on the development and commercialization of novel therapeutics for patients with infectious diseases and acute illnesses, prior to its acquisition by Actavis plc. Prior to joining Durata, Dr. Puttagunta led teams within clinical development and medical affairs on various antibiotic compounds at pharmaceutical company Pfizer Inc. Dr. Puttagunta graduated from Gandhi Medical College in Hyderabad, India and completed her residency in Internal Medicine and a fellowship in Infectious Diseases at Yale University School of Medicine. She also holds an M.S. in Biochemistry from the New York University School of Medicine.

Dr. Merav Bassan has served as the Chief Development Officer of the Company since October 2019. Dr. Bassan joined as Chief Development Officer of BiomX in October 2019. Prior to this position, she served in various development roles at Teva Pharmaceutical Industries Limited since 2005, including Vice President, Head of Translational Sciences, Specialty Clinical Development R&D since 2017, Vice President, Pain and Global Internal Medicine, Project Leadership, Innovative Product Development, Global IR&D from 2015 to 2017, and Project Champion, Senior Director, Innovative Product Development, Global IR&D from 2009 to 2015. Dr. Bassan holds a B.Sc. in Biology, a M.Sc. in Human Genetics and a Ph.D. in Neurobiology from Tel Aviv University, and she completed a Post-Doctoral Fellowship in Neuroscience at Harvard Medical School at Harvard University.

Dr. Inbar Gahali-Sass has served as the Vice President of Platform Research & Development of the Company since October 2019. Dr. Gahali-Sass served as Vice President of Platform Research & Development of BiomX from December 2018 to October 2019. Prior to joining BiomX, Dr. Gahali-Sass served as Research & Development Manager at Omrix Biopharmaceuticals, Inc., a biotechnology company focused on developing protein-based biosurgery and passive immunotherapy products and a subsidiary of Ethicon, Inc. and Johnson& Johnson, from May 2012 through November 2018 and as a senior scientist from August 2006 to May 2012. Dr. Gahali-Sass holds a B.Sc. in Biology, an M.Sc. in Microbiology, a Ph.D and a post-Doctoral degree in Microbiology from The Hebrew University, and an M.B.A. from the College of Management Academic Studies.

Dr. Myriam Golembo has served as the Vice President of Development of the Company since October 2019. Dr. Golembo served as the Vice President of Development of BiomX from July 2017 to October 2019. Prior to this position, Dr. Golembo served as the Vice President of Regulatory and Clinical Operations at Efranat Ltd., a biotechnology company focused on the development of cancer therapies, from May 2016 to June 2017. From May 2015 to May 2016, Dr. Golembo served as the Vice President of Development for Otic Pharma Ltd., a pharmaceutical company focusing on the development of ear, nose, and throat products (now Novus Therapeutics, Inc.). Before joining Otic Pharma, Dr. Golembo served as Director of Product Development at Protalix BioTherapeutics, Inc., a biopharmaceutical company manufacturing a plant-based enzyme for the treatment of Gaucher disease, from May 2012 to May 2015 and as Associate Director of Products Development from May 2009 to May 2012. Dr. Golembo holds a B.Sc. in Biology and an M.Sc. in Molecular Biology from The Hebrew University and a Ph.D. in Molecular Genetics from Weizmann Institute of Science.

Uri Ben-Or has served as the Interim Chief Financial Officer, effective October 30, 2019. In January 2007, Mr. Ben-Or founded CFO Direct Ltd., in which he has served as the Chief Executive Officer and through which he provides his services to our company. Mr. Ben-Or is currently the Chief Financial Officer of BiondVax Pharmaceuticals Ltd. (Nasdaq: BVXV), Together Pharma Ltd. (TASE), Cannabics Pharmaceuticals Inc. (OTC: CNBX), Opectra Ltd. (TASE), Geffen Biomed Investments Ltd. (TASE), and Medivie Therapeutic Ltd., and is the Chief Executive Officer and Chief Financial Officer of Maayan Ventures Ltd. (TASE). Mr. Ben-Or was also the Chief Financial Officer of My Size Inc. (Nasdaq: MYSZ; TASE) from September 2010 to May 2016, Intercure Ltd. (TASE) from February 2011 to January 2016, D. Medical Industries Ltd. (TASE) from February 2013 to April 2015, Therapix Biosciences Ltd. from October 2014 to March 2015 (Nasdaq: TRPX), Procognia Ltd. (TASE) from September 2012 to December 2014, Glycominds Ltd. (TASE) from October 2001 to April 2014, and WideMed Ltd. (TASE) from November 2007 to November 2010. Prior to that, Mr. Ben-Or was an auditor at PriceWaterhouseCoopers from May 1997 to July 1999. Mr. Ben-Or holds a B.A. in Accounting from The College of Management Academic Studies, and an M.B.A. from Bar-Ilan University and is a certified public accountant in Israel.

Dr. Russell Greig has served as a director and chairman of the Board of Directors of the Company since October 2019. Dr. Greig has more than 35 years’ experience in the pharmaceutical industry, with knowledge and expertise in research and development, business development and commercial operations. He spent the majority of his career at GlaxoSmithKline (“GSK”), where he held a number of positions including GSK’s President of Pharmaceuticals International from 2003 to 2008 and Senior Vice President Worldwide Business Development. From 2008 to 2010, Dr. Greig was also President of SR One, GSK’s Corporate Venture Group. He is currently Chairman of AM Pharma and Mint Solutions in The Netherlands, and Bionor in Norway. In addition, Dr. Greig serves as a board member of Onxeo S.A. in France, and previously served on the boards of Tigenix N.V. (acquired by Takeda Pharmaceutical Company Limited), and Ablynx N.V. (acquired by Sanofi, France). He is also a Venture Partner at Kurma Life Sciences (France). He was previously Chairman of Syntaxin Ltd (UK) (sold to Ipsen), Novagali Pharma S.A. (France) (acquired by Santen Pharmaceutical Co., Ltd.), and Isconova AB (Sweden) (acquired by Novavax, Inc. (Nasdaq:NVAX)). He served as acting Chief Executive Officer at Genocea Biosciences (Nasdaq: GNCA) and Isconova AB for an interim period. He was also a member of the Scottish Scientific Advisory Committee, reporting to the First Minister of Scotland.

Dr. Gbola Amusa has served as a director of the Company since March 2018, and served as the Executive Chairman of CHAC from March 2018 to October 2019. Dr. Amusa has served as Partner, Director of Research, and Head of Healthcare Equity Research at Chardan Capital Markets LLC since December 2014. At Chardan, he has established the healthcare vision by focusing on disruptive healthcare segments, such as gene therapy/genetic medicines, that have the highest potential for significant investment returns. Dr. Amusa was previously Managing Director, Head of European Pharma Research, and Global Pharma& Biotech Coordinator at UBS (from 2007 to 2013), where he oversaw 25 analysts. Prior to UBS, Dr. Amusa was a Senior Research Analyst and Head of European Pharma research at Sanford Bernstein. He started his career in finance at Goldman Sachs as an Associate in the Healthcare Investment Banking Group, where he worked on large transactions including the Amgen/Immunex merger. Additionally, Dr. Amusa was previously a Healthcare Finance & Strategy Consultant working with governments, companies, leading foundations and think tanks. He holds an M.D. from Washington University Medical School, an M.B.A. with High Honors from the University of Chicago Booth School of Business, and a B.S.E. with Honors from Duke University.

Yaron Breski has served as a director of the Company since October 2019, and served on the Board of Directors of BiomX from November 2018 to October 2019. Mr. Breski is a Partner at RMGP Bio-Pharma Investment Fund, L.P., which he co-founded in May 2017, and has served as Managing Director at RM Global Partners LLC since October 2014. Previously, Mr. Breski served as Executive Director of Business Development at biotechnology company Rosetta Genomics. Mr. Breski holds a B.Sc. in Biology, Magna Cum Laude, research track for honors students from the Tel Aviv University; and an M.B.A from The Wharton School, University of Pennsylvania.

Erez Chimovits has served as a director of the Company since October 2019, and served on the Board of Directors of BiomX from January 2016 to October 2019. Mr. Chimovits has served as Senior Managing Director at healthcare investment firm OrbiMed Advisors LLC since 2010. Prior to joining OrbiMed, Mr. Chimovits was the Chief Executive Officer of pharmaceutical company NasVax Ltd. (now Therapix Biosciences Ltd.) and spent more than seven years with predictive drug discovery and development company Compugen Ltd., serving as President of Compugen USA Inc. and as Executive Vice President of Commercial Operations. Mr. Chimovits earned his M.B.A., M.Sc. in Microbiology, and B.Sc. from Tel Aviv University.

Jonas Grossman has served as a director of the Company since October 2019, and served on the Board of Directors of CHAC from its formation in November 2017 to October 2019. Mr. Grossman has served as Partner and Head of Capital Markets for Chardan Capital Markets LLC, a New York headquartered broker/dealer, since December 2003. Mr. Grossman has served as President of Chardan Capital Markets LLC since September 2015. Since 2003, Mr. Grossman has overseen the firm’s deal origination, syndication, secondary market sales and trading and corporate access initiatives. He has extensive transactional experience having led or managed over 400 transactions during his tenure at Chardan. Since December 2006, Mr. Grossman has served as a founding partner for Cornix Advisors, LLC, a New York based hedge fund. From 2001 until 2003, Mr. Grossman worked at Ramius Capital Group, LLC, a global multi-strategy hedge fund where he served as Vice President and Head Trader. Mr. Grossman has served as a director for China Broadband (NASDAQ: SSC) from January 2008 until November 2010. He holds a B.A. in Economics from Cornell University and an M.B.A. from NYU’s Stern School of Business.

Dr. Robbie Woodman has served as a director of the Company since October 2019, and served on the Board of Directors of BiomX from June 2018 to October 2019. Dr. Woodman joined Takeda Ventures, Inc. (“TVI”) in March 2018 as Senior Partner. Prior to joining TVI, Dr. Woodman served as Director of Healthcare Investments at venture capital and private equity firm Touchstone Innovations Plc (formerly Imperial Innovations) from December 2012 to January 2017 and as Director of Healthcare Ventures from September 2012 through December 2016. Dr. Woodman previously served as Principal in the life science team at venture capital firm Sofinnova Partners. Dr. Woodman holds an M.Sc. in Biochemistry from the University of Oxford and a Ph.D. in Oncology from the University of Cambridge.

Director Independence

The NYSE American Stock Exchange requires that a majority of our Board of Directors be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s Board of Directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Messrs. Gbola Amusa, Yaron Breski, Erez Chimovits, Dr. Russell Greig, Jonas Grossman and Dr. Robbie Woodman are our independent directors. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

Audit Committee

The Audit Committee, which is established in accordance with Section 3(a)(58)(A) of the Exchange Act, engages Company’s independent accountants, reviewing their independence and performance; reviews the Company’s accounting and financial reporting processes and the integrity of its financial statements; the audits of the Company’s financial statements and the appointment, compensation, qualifications, independence and performance of the Company’s independent auditors; the Company’s compliance with legal and regulatory requirements; and the performance of the Company’s internal audit function and internal control over financial reporting. The Audit Committee has held three meetings during 2019.

The members of the Audit Committee are Gbola Amusa, Yaron Breski and Erez Chimovits, each of whom is an independent director under NYSE American Stock Exchange’s listing standards and satisfies the additional independence requirements of Rule 10A-3 of the Exchange Act. Gbola Amusa is the Chairperson of the Audit Committee. The Board of Directors has determined that Gbola Amusa qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the SEC.

Compensation Committee

The Compensation Committee reviews annually the Company’s corporate goals and objectives relevant to the officers’ compensation, evaluates the officers’ performance in light of such goals and objectives, determines and approves the officers’ compensation level based on this evaluation; makes recommendations to the Board of Directors regarding approval, disapproval, modification, or termination of existing or proposed employee benefit plans, makes recommendations to the Board of Directors with respect to the compensation of our executive officers, other than the Chief Executive Officer, and administers the Company’s incentive-compensation plans and equity-based plans. The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion. The Chief Executive Officer of the Company may not be present during voting or deliberations of the Compensation Committee with respect to his compensation. The Company’s executive officers do not play a role in suggesting their own salaries. Neither the Company nor the Compensation Committee has engaged any compensation consultant who has a role in determining or recommending the amount or form of executive or director compensation. The Compensation Committee has not held any meetings during 2019.

The members of the Compensation Committee are Erez Chimovits, Jonas Grossman and Russell Greig, each of whom is an independent director under NYSE American Stock Exchange’s listing standards. Erez Chimovits is the Chairperson of the Compensation Committee.

Nominating Committee

The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board of Directors. Specifically, the Nominating Committee makes recommendations to the Board of Directors regarding the size and composition of the Board of Directors, establishes procedures for the director nomination process and screens and recommends candidates for election to the Board of Directors. On an annual basis, the Nominating Committee recommends for approval by the Board of Directors certain desired qualifications and characteristics for Board of Directors membership. Additionally, the Nominating Committee establishes and oversees the annual assessment of the performance of the Board of Directors as a whole and its individual members. The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board of Directors. The Nominating Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific needs of the Board of Directors that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of Board of Directors members. The Nominating Committee does not distinguish among nominees recommended by stockholders and other persons. The Nominating Committee has not held any meetings during 2019.

The members of the Nominating Committee are Russell Greig, Jonas Grossman and Robbie Woodman, each of whom is an independent director under NYSE American Stock Exchange’s listing standards. Russell Greig is the Chairperson of the Nominating Committee.

DIRECTOR COMPENSATION

In connection with the Closing of the Merger Agreement, the Board of Directors intends to approve and implement a compensation program that will consist of annual retainer fees and long-term equity awards for our non-employee directors.

EXECUTIVE COMPENSATION

The disclosure contained in the Definitive Proxy Statement in the section entitled “Compensation of Directors and Executive Officers of BiomX” beginning on page 204 is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain transactions of CHAC and BiomX are described in the Definitive Proxy Statement in the section entitled “Certain Transactions” beginning on page 209 and are incorporated herein by reference.

In connection with the Closing, the Company adopted a new related party transactions approval policy that sets forth the policies and procedures for the review and approval or ratification of related person transactions.

As discussed above in Item 1.01, on October 28, 2019, CHAC entered into a purchase agreement with Cornix, an affiliate of CHAC. For further discussion, see Item 1.01.

DESCRIPTION OF SECURITIES

The disclosure contained in the Definitive Proxy Statement in the section entitled “Description of CHAC’s Securities” beginning on page 211 is incorporated herein by reference.

LEGAL PROCEEDINGS

From time to time, the Company may be involved in various claims and legal proceedings arising in the ordinary course of business. Neither the Company nor BiomX is currently a party to any such claims or proceedings which, if decided adversely to the Company or BiomX, would either, individually or in the aggregate, have a material adverse effect on the Company’s business, financial condition, results of operations or cash flows.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The information contained in Item 14 of CHAC’s Registration Statement on Form S-1 (File No. 333-228533), as originally filed with the Securities and Exchange Commission (“SEC”) on November 26, 2018, as amended, is incorporated herein by reference.

In addition, upon the Closing, the Company has entered into indemnification agreements with each of its directors and executive officers. These agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The Form of the Indemnification Agreement is filed with this Form 8-K as Exhibit 10.4 and is incorporated herein by reference. The foregoing description of the Form of the Indemnification Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Form of the Indemnification Agreement.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth under Item 2.01 above is incorporated in this Item 3.02 by reference. The 16,625,000 shares of Common Stock issued pursuant to the Merger Agreement were issued in reliance upon an exemption from the registration requirements pursuant to Section 4(a)(2) of the Securities Act. The securityholders of BiomX receiving the shares of Common Stock represented their intentions to acquire the shares for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the shares. The parties also had adequate access, through business or other relationships, to information about the Company and BiomX.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)       On October 28, 2019, the Company dismissed Marcum LLP (“Marcum”) as the Company’s independent registered accounting firm. This decision was approved by the Board of Directors.

The reports of Marcum on the Company’s consolidated financial statements for the years ended June 30, 2019 and 2018 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended June 30, 2019 and 2018, and the subsequent interim period through October 28, 2019, there were no (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report, or (ii) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Marcum with a copy of the above disclosures, and Marcum has furnished the Company with a letter addressed to the SEC stating that it agrees with the statements made above. A copy of Marcum’s letter, dated [November 1], 2019, is attached as Exhibit 16.1 to this Form 8-K.

(b)       On October 28, 2019, the Board of Directors approved the appointment of Brightman Almagor Zohar & Co. (“Deloitte Israel”) as the Company’s independent registered accounting firm. During the two most recent fiscal years ended June 30, 2019 and 2018 and during the subsequent interim period through October 28, 2019 neither the Company nor anyone on its behalf consulted Deloitte Israel regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte Israel concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(iv) and 304(a)(1)(v), respectively.

Item 5.01.	Changes in Control of Registrant.

The description of the Merger Agreement and the related agreements to effect the Business Combination in the Definitive Proxy Statement in the section entitled “The Merger Agreement” beginning on page 102 and “The Merger Agreement—Additional Agreements” beginning on page 105, which is incorporated herein by reference. The information contained in Item 2.01 to this Form 8-K is also incorporated herein by reference.

As a result of the issuance of the shares of Common Stock pursuant to the Business Combination and related transactions, a change in control of the Company occurred as of October 28, 2019. Except as described in this Form 8-K, no arrangements or understandings exist among present or former controlling shareholders with respect to the election of members of our Board of Directors and, to our knowledge, no other arrangements exist that might result in a change of control of the Company.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Five incumbent directors of CHAC, George Kaufman, Michael Rice, Richard Giroux, Matthew Rossen, and Eric Kusseluk, M.D., resigned from the Board of Directors upon closing of the Business Combination. Our Board of Directors currently consists of two existing CHAC directors, Mr. Jonas Grossman and Dr. Gbola Amusa, and five newly appointed directors, Dr. Russell Grieg, Chairman of the Board of Directors, Mr. Yaron Breski, Mr. Erez Chimovits, Mr. Jonathan Solomon and Dr. Robbie Woodman.

The information contained in Item 2.01 to this Form 8-K is also incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 28, 2019, as a result of the consummation of the Business Combination, the Board of Directors adopted a resolution to change the Company’s fiscal year end from June 30 to December 31, effective immediately. The Company is not required to file a transition report on Form 10-KT and plans to report the financial results of the combined company for the fiscal year ended December 31, 2019 on an annual report on Form 10-K.

Item 5.06.	Change in Shell Company Status.

On October 28, 2019, as a result of the consummation of the Business Combination, which fulfilled the “initial Business Combination” requirement of CHAC’s Amended and Restated Certificate of Incorporation, the Company ceased to be a shell company. The material terms of the Business Combination are described in the Definitive Proxy Statement in the section entitled “The Business Combination Proposal” beginning on page 82, which is incorporated herein by reference.

Item 8.01	Other Events.

On October 28, 2019, the Company issued a press release announcing the consummation of the Business Combination. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

In accordance with Item 9.01(a), BiomX’s audited financial statements for the year ended December 31, 2018 and 2017 are attached to this Form 8-K as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b), unaudited pro forma condensed combined financial statements for the nine months ended September 30, 2019 for CHAC, and for the nine months ended June 30, 2019 for BiomX, are attached to this Form 8-K as Exhibit 99.3 hereto.

(d) Exhibits

Exhibit	Description
2.1	Merger Agreement (Incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed by the registrant on July 17, 2019)
2.2	Amendment Agreement to the Merger Agreement (Incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed by the registrant on October 11, 2019)
3.1	Amended and Restated Certificate of Incorporation of the Company, effective on December 11, 2018
3.2	Certificate of Amendment of Certificate of Incorporation of the Company, effective on October 28, 2019
3.3	Amended and Restated Bylaws of the Company, effective as of October [28], 2019
10.1	Registration Rights Agreement dated October 28, 2019
10.2	Escrow Agreement dated October 28, 2019, among Chardan Healthcare Acquisition Corp., Shareholder Representative Services LLC and Continental Stock Transfer & Trust Company
10.3	Voting Agreement dated October 28, 2019
10.4	Form of Indemnification Agreement with each director and officer
10.5*	Research and License Agreement, dated June 22, 2015, between BiomX Ltd. and Yeda Research and Development Company Limited, as amended
10.6*	Exclusive Patent License Agreement dated April 25, 2017, between BiomX Ltd. and the Massachusetts Institute of Technology
10.7*	Exclusive Patent License Agreement, dated December 15, 2017, among BiomX Ltd., Keio University and JSR Corporation, as amended
10.8*	Exclusive Patent License Agreement, dated April 22, 2019, among BiomX Ltd., Keio University and JSR Corporation
10.9*	Share Purchase Agreement, dated November 19, 2017, among BiomX Ltd., RondinX Ltd. and Guy Harmelin, as the Shareholders’ Representative
10.10**	Chardan Healthcare Acquisition Corp. 2019 Equity Incentive Plan
10.11	Waiver Agreement, dated October 28, 2019
10.12	Purchase Agreement, dated October 28, 2019, between Cornix LLC and Chardan Healthcare Acquisition Corp.
16.1	Letter from Marcum LLP
17.1	Resignation of George Kaufman
17.2	Resignation of Michael Rice
17.3	Resignation of Richard Giroux
17.4	Resignation of Matthew Rossen
17.5	Resignation of Eric Kusseluk, M.D.
21.1	Subsidiaries of Registrant
99.1	Press Release dated October 28, 2019
99.2	Audited Financial Statements of BiomX Ltd.
99.3	Pro Forma Financial Statements
*	Portions of this exhibit have been omitted pursuant to Rule 601(b)(10) of Regulation S-K. The omitted information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
**	Indicates a management contract or a compensatory plan or agreement.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMX INC.

November 1, 2019	By:	/s/ Jonathan Solomon
Name: Jonathan Solomon
Title: Chief Executive Officer